Quarterly Holdings Report
for
Fidelity® MSCI Communication Services Index ETF
October 31, 2025
T09-NPRT1-1225
1.9584819.111

Schedule of Investments October 31, 2025 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 94.4%
		Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES – 10.5%
Alternative Carriers – 2.4%
AST SpaceMobile, Inc. (a)		238,890	$19,170,922
Cogent Communications Holdings, Inc.		56,449	2,328,521
Globalstar, Inc. (a)		60,971	3,317,432
Iridium Communications, Inc.		117,233	2,245,012
Liberty Global Ltd. Class C (a)		172,137	1,919,328
Liberty Global Ltd. Class A (a)		198,836	2,187,196
Liberty Latin America Ltd. Class A (a)		35,227	274,771
Liberty Latin America Ltd. Class C (a)		162,254	1,283,429
Lumen Technologies, Inc. (a)		1,172,346	12,051,717
			44,778,328
Integrated Telecommunication Services – 8.1%
AT&T, Inc.		2,724,213	67,424,272
Frontier Communications Parent, Inc. (a)		301,018	11,366,440
GCI Liberty, Inc. (a)		40,953	0
GCI Liberty, Inc. Class C (a)		28,143	1,030,737
IDT Corp. Class B		25,635	1,298,669
Shenandoah Telecommunications Co.		55,952	689,329
Uniti Group, Inc.		176,823	1,018,500
Verizon Communications, Inc.		1,638,263	65,104,572
			147,932,519
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES	192,710,847
ENTERTAINMENT – 21.7%
Interactive Home Entertainment – 5.5%
Electronic Arts, Inc.		161,779	32,365,507
ROBLOX Corp. Class A (a)		316,389	35,979,757
Take-Two Interactive Software, Inc. (a)		124,091	31,813,209
			100,158,473
Movies & Entertainment – 16.2%
AMC Entertainment Holdings, Inc. Class A (a)		521,634	1,351,032
Atlanta Braves Holdings, Inc. Class C (a)		55,598	2,263,951
Atlanta Braves Holdings, Inc. Class A (a)		7,869	339,469
Cinemark Holdings, Inc.		124,655	3,366,932
IMAX Corp. (a)		55,013	1,787,372
Liberty Media Corp.-Liberty Formula One Class C (a)		226,992	22,665,151
Liberty Media Corp.-Liberty Live Class C (a)		53,731	4,857,820
Liberty Media Corp.-Liberty Live Class A (a)		21,562	1,891,850

		Shares	Value

Lionsgate Studios Corp. (a)		258,065	$1,659,358
Live Nation Entertainment, Inc. (a)		148,478	22,201,915
Madison Square Garden Entertainment Corp. (a)		46,436	2,050,614
Madison Square Garden Sports Corp. (a)		18,773	4,024,743
Marcus Corp.		27,821	400,622
Netflix, Inc. (a)		63,964	71,566,761
Roku, Inc. (a)		155,813	16,536,434
Sphere Entertainment Co. (a)		31,578	2,162,461
TKO Group Holdings, Inc.		83,582	15,746,849
Walt Disney Co.		676,756	76,216,261
Warner Bros Discovery, Inc. (a)		2,074,342	46,568,978
			297,658,573
TOTAL ENTERTAINMENT	397,817,046
INTERACTIVE MEDIA & SERVICES – 47.1%
Interactive Media & Services – 47.1%
Alphabet, Inc. Class C		832,899	234,727,596
Alphabet, Inc. Class A		752,151	211,497,340
Angi, Inc. (a)		49,127	651,915
Bumble, Inc. Class A (a)		107,599	597,175
Cargurus, Inc. (a)		101,915	3,579,255
Cars.com, Inc. (a)		71,953	772,775
EverQuote, Inc. Class A (a)		32,944	709,614
fuboTV, Inc. (a)		411,323	1,554,801
Grindr, Inc. (a)		47,255	654,954
IAC, Inc. (a)		84,719	2,729,646
Match Group, Inc.		280,229	9,062,606
MediaAlpha, Inc. Class A (a)		36,579	466,382
Meta Platforms, Inc. Class A		503,204	326,252,313
Nextdoor Holdings, Inc. (a)		254,274	495,834
Pinterest, Inc. Class A (a)		621,891	20,584,592
QuinStreet, Inc. (a)		65,164	963,776
Reddit, Inc. Class A (a)		97,412	20,354,237
Rumble, Inc. (a)		90,599	621,509
Shutterstock, Inc.		29,716	743,792
Snap, Inc. Class A (a)		1,288,471	10,050,074
Taboola.com Ltd. (a)		188,589	673,263
TripAdvisor, Inc. (a)		120,887	1,941,445
Trump Media & Technology Group Corp. (a)		200,229	3,068,509
Vimeo, Inc. (a)		177,722	1,386,232
Yelp, Inc. (a)		73,045	2,409,024
Ziff Davis, Inc. (a)		50,690	1,718,391
ZoomInfo Technologies, Inc. (a)		335,135	3,760,215
TOTAL INTERACTIVE MEDIA & SERVICES	862,027,265
MEDIA – 12.1%
Advertising – 3.2%
Clear Channel Outdoor Holdings, Inc. (a)		269,192	487,238

Quarterly Report	2

Common Stocks – continued
	Shares	Value
MEDIA – continued
Advertising – continued
Ibotta, Inc. Class A (a)	16,981	$547,807
Integral Ad Science Holding Corp. (a)	99,359	1,014,455
Interpublic Group of Cos., Inc.	444,748	11,412,234
Magnite, Inc. (a)	169,934	3,038,420
MNTN, Inc. Class A (a)	17,013	282,076
Omnicom Group, Inc.	233,026	17,481,610
PubMatic, Inc. Class A (a)	44,661	373,366
Stagwell, Inc. (a)	110,447	524,623
TechTarget, Inc. (a)	34,986	192,073
Thryv Holdings, Inc. (a)	49,419	381,020
Trade Desk, Inc. Class A (a)	451,685	22,710,722
		58,445,644
Broadcasting – 2.4%
Fox Corp. Class A	257,461	16,644,854
Fox Corp. Class B	184,195	10,758,830
Nexstar Media Group, Inc.	34,450	6,742,898
Paramount Skydance Corp. Class B	383,540	5,902,681
Sinclair, Inc.	44,122	602,706
TEGNA, Inc.	192,813	3,792,632
		44,444,601
Cable & Satellite – 5.1%
Altice USA, Inc. Class A (a)	285,440	636,531
Cable One, Inc.	5,759	855,500
Charter Communications, Inc. Class A (a)	87,912	20,557,342
Comcast Corp. Class A	1,609,625	44,803,912
EchoStar Corp. Class A (a)	168,914	12,646,591
Liberty Broadband Corp. Class A (a)	19,784	1,058,246
Liberty Broadband Corp. Class C (a)	142,490	7,668,812
Sirius XM Holdings, Inc.	243,891	5,289,996
		93,516,930
Publishing – 1.4%
Gannett Co., Inc. (a)	167,537	887,946
John Wiley & Sons, Inc. Class A	51,050	1,882,214
New York Times Co. Class A	185,429	10,567,599
News Corp. Class A	453,369	12,014,278

		Shares	Value

Scholastic Corp.		26,454	$758,436
			26,110,473
TOTAL MEDIA	222,517,648
SOFTWARE – 0.1%
Application Software – 0.1%
DoubleVerify Holdings, Inc. (a)		166,353	1,893,097
WIRELESS TELECOMMUNICATION SERVICES – 2.9%
Wireless Telecommunication Services – 2.9%
Array Digital Infrastructure, Inc.		18,793	923,112
Gogo, Inc. (a)		87,609	797,242
Telephone & Data Systems, Inc.		122,511	4,755,877
T-Mobile U.S., Inc.		218,013	45,793,631
TOTAL WIRELESS TELECOMMUNICATION SERVICES	52,269,862
TOTAL COMMON STOCKS (Cost $1,214,221,158)			1,729,235,765
Money Market Fund – 0.1%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 3.93% (b) (Cost $2,450,000)		2,450,000	2,450,000
TOTAL INVESTMENT IN SECURITIES – 94.5% (Cost $1,216,671,158)	1,731,685,765
NET OTHER ASSETS (LIABILITIES) (c) – 5.5%	100,658,620
NET ASSETS – 100.0%	$1,832,344,385

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $6,368,708 of cash collateral to cover margin requirements for futures contracts.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini Communication Service Select Sector Index Contracts (United States)	683	December 2025	$102,893,950	$(20,947)	$(20,947)
3	Quarterly Report

Schedule of Investments (Unaudited)–continued
The notional amount of futures purchased as a percentage of Net Assets is 5.6%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
Quarterly Report	4

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
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